Filed Pursuant to Rule 497(d)
Registration File No.: 333-173601

BLACKROCK PREFERRED PARTNERS LLC

Supplement dated July 23, 2013 to the
Prospectus, dated July 27, 2012, of
BlackRock Preferred Partners LLC

This supplement amends certain information in the Prospectus (the "Prospectus"), dated July 27, 2012, of BlackRock Preferred Partners LLC (the "Fund").  Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this supplement remains unchanged.  Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

Additional Financial Intermediary

The Distributor and/or the Fund may enter into selling agreements with various brokers/dealers that have agreed to participate in the distribution of the Units as brokers/dealers and are members of FINRA ("financial intermediaries"). Effective July 22, 2013, Ameriprise Financial Services, Inc. has been engaged as a financial intermediary to participate in the distribution of the Units. Morgan Stanley Smith Barney LLC, the Fund's initial financial intermediary, continues to act as a financial intermediary for the Fund. All financial intermediaries impose sales charges based on the schedule of breakpoints in the Prospectus.